COMMITMENTS (Details Narrative) - USD ($)	3 Months Ended
	Mar. 31, 2021	Oct. 21, 2020
Underwriter [Member] | Over-Allotment Option [Member]
Stock Issued During Period, Shares, New Issues	3,000,000
Proceeds from Issuance Initial Public Offering	$ 4,600,000
Underwriting cash discount	$ 4,000,000
Share Price	$ 0.20	$ 12.00
Underwriting Agreement
Public Offering description	In addition, the underwriter will be entitled to a deferred fee of $0.35 per Unit, or $7,000,000 in the aggregate (or $8,050,000 in the aggregate if the underwriter’s over-allotment option is exercised in full); provided that up to 0.875% of the gross proceeds, or $1,750,000 (or $2,012,500 if the over-allotment option is exercised in full) in the aggregate may be paid to third parties not participating in the offering (but who are members of the Financial Industry Regulatory Authority (“FINRA”) or regulated broker-dealers) that assist the underwriter in consummating the initial Business Combination.